FIRST PROMISSORY NOTE

$1,500,000.00	Irvine, California

On demand, for value received, WALLSTREET DIRECT, INC. (the “Debtor”), promise to pay to ALBERT R. AIMERS, an individual, (the “Creditor”), or order, or assignee, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00) plus interest at the rate set forth in Subparagraph “b,” below, under the following terms and conditions:

i.
Secured Note: This promissory note (the “Note”) shall be secured by the Shares. The Note shall be subject to a recorded security agreement pursuant to the Uniform Commercial Code as adopted by the State of California as set forth in Attachment “B” (the “Security Agreement”), and incorporated herein by this reference.

ii.	Principal Balance: The principal balance of this Note shall be One Million Five Hundred Thousand Dollars ($1,500,000.00).

iii.	Interest Rate: The interest rate of the Note shall be Six Percent (6%) per annum.

iv.	Payment: The Debtor shall re-pay the entire principal balance of the Note, together with and any and all interest accrued on the Note, on January 31, 2010.

v.
Method of Payment:  The Debtor shall make the Payment to the Creditor, by mail, to: 2575 McCabe Way, Irvine, California 92614, or such other location as may be determined from time-to-time by the Creditor. The Payment shall be made in lawful money of the United States of America.

vi.	Prepayment Penalty: There shall be no prepayment penalty for the early payoff of the Note.

vii.
Late Payment Penalty:  The Debtor shall pay the Creditor a late payment penalty of Ten Percent (10%) of the amount of the Payment due, if the Payment due under Paragraph “d” on this Note is late by Seven (7) days.

viii.
Assignment of the Note:  Neither Party may assign their rights and/or delegate their duties or obligations under this Agreement without the prior written consent of the other Party. However, should such an assignment or delegation occur, nothing in this paragraph shall be construed as relieving either Party of their original duties or obligations under this Agreement.

ix.
Acceleration of the Note:  Should the Debtor default on any provisions of this Agreement and/or the Note before the Note is paid in full, the Creditor may, at the sole discretion of the Creditor, accelerate the Note so that the entire principal balance of the Note shall become due and payable immediately.

x.
Attorneys’ Fees and Costs:  The Debtor shall pay on demand the Creditor any and all reasonable costs and expenses, including reasonable attorneys’ fees and collection costs incurred by the Creditor in connection with any default under this Note.

xi.	Waivers: Both Creditor and Debtor jointly and severally waive presentment, protest and notice of dishonor of this Note.

Dated: January 3, 2005                                                                        /s/ Neeraj S. Iyer
By: Neeraj S. Iyer, President
For:  WALLSTREET DIRECT, INC.
A Nevada Corporation, Debtor

SECOND PROMISSORY NOTE

$1,500,000.00	Irvine, California

On demand, for value received, WALLSTREET DIRECT, INC. (the “Debtor”), promise to pay to ALBERT R. AIMERS, an individual, (the “Creditor”), or order, or assignee, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00) plus interest at the rate set forth in Subparagraph “b,” below, under the following terms and conditions:

i.
Secured Note: This promissory note (the “Note”) shall be secured by the Shares. The Note shall be subject to a recorded security agreement pursuant to the Uniform Commercial Code as adopted by the State of California as set forth in Attachment “B” (the “Security Agreement”), and incorporated herein by this reference.

ii.	Principal Balance: The principal balance of this Note shall be One Million Five Hundred Thousand Dollars ($1,500,000.00).

iii.	Interest Rate: The interest rate of the Note shall be Six Percent (6%) per annum.

iv.	Payment: The Debtor shall re-pay the entire principal balance of the Note, together with and any and all interest accrued on the Note, on January 31, 2007.

v.
Method of Payment:  The Debtor shall make the Payment to the Creditor, by mail, to: 2575 McCabe Way, Irvine, California 92614, or such other location as may be determined from time-to-time by the Creditor. The Payment shall be made in lawful money of the United States of America.

vi.	Prepayment Penalty: There shall be no prepayment penalty for the early payoff of the Note.

vii.
Late Payment Penalty:  The Debtor shall pay the Creditor a late payment penalty of Ten Percent (10%) of the amount of the Payment due, if the Payment due under Paragraph “d” on this Note is late by Seven (7) days.

viii.
Assignment of the Note:  Neither Party may assign their rights and/or delegate their duties or obligations under this Agreement without the prior written consent of the other Party. However, should such an assignment or delegation occur, nothing in this paragraph shall be construed as relieving either Party of their original duties or obligations under this Agreement.

ix.
Acceleration of the Note:  Should the Debtor default on any provisions of this Agreement and/or the Note before the Note is paid in full, the Creditor may, at the sole discretion of the Creditor, accelerate the Note so that the entire principal balance of the Note shall become due and payable immediately.

x.
Attorneys’ Fees and Costs:  The Debtor shall pay on demand the Creditor any and all reasonable costs and expenses, including reasonable attorneys’ fees and collection costs incurred by the Creditor in connection with any default under this Note.

xi.	Waivers: Both Creditor and Debtor jointly and severally waive presentment, protest and notice of dishonor of this Note.

Dated: January 3, 2005                                                                        /s/ Neeraj S. Iyer
By: Neeraj S. Iyer, President
For:  WALLSTREET DIRECT, INC.
A Nevada Corporation, Debtor